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                                                                     Rule 497(e)
                                                               File Nos. 2-74288
                                                                    and 811-3275


                      SMITH BARNEY INVESTMENT FUNDS INC.
                       SMITH BARNEY SMALL CAP VALUE FUND

  Supplement dated October 3, 2003 to the Statement of Additional Information
                            dated January 28, 2003

   The following information is added to the section of the Statement of Additional Information entitled "Investment Objective and Management Policies":

   Illiquid Securities. Up to 15% of the assets of the Fund may be invested in illiquid securities, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The Fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.

FD02850